                                                                   EXHIBIT 10.30

                                                                  EXECUTION COPY

                                SECOND AMENDMENT
                 Dated as of November 19, 2002 (the "Amendment")

         SECOND AMENDMENT TO THE REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of November 26, 2001 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among THERMADYNE MFG. LLC, a Delaware limited liability company (the "Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, THERMADYNE HOLDINGS CORPORATION, a Delaware corporation and the parent company of the Borrower (the "Parent"), THERMADYNE CAPITAL CORP., a Delaware corporation, THERMADYNE INDUSTRIES, INC., a Delaware corporation, VICTOR EQUIPMENT COMPANY, a Delaware corporation, THERMADYNE INTERNATIONAL CORP., a Delaware corporation, THERMADYNE CYLINDER CO., a California corporation, THERMAL DYNAMICS CORPORATION, a Delaware corporation, C&G SYSTEMS HOLDING, INC., a Delaware corporation, MECO HOLDING COMPANY, a Delaware corporation, TWECO PRODUCTS, INC., a Delaware corporation, TAG REALTY, INC., a Texas corporation, VICTOR-COYNE INTERNATIONAL, INC., a Delaware corporation, VICTOR GAS SYSTEMS, INC., a Delaware corporation, STOODY COMPANY, a Delaware corporation, THERMAL ARC, INC., a Delaware corporation, C&G SYSTEMS, INC., an Illinois corporation, MARISON CYLINDER COMPANY, a Delaware corporation, WICHITA WAREHOUSE CORPORATION, a Kansas corporation, COYNE NATURAL GAS SYSTEMS, INC., a Missouri corporation, and MODERN ENGINEERING COMPANY, INC., a Missouri corporation (each, a "U.S. Guarantor" and collectively, the "U.S. Guarantors" and together with the Borrower, the "Debtors"), each of which is a debtor and debtor-in-possession in a case pending in the Bankruptcy Court (as hereinafter defined) under Chapter 11 of the Bankruptcy Code (the cases of the Borrower and the U.S. Guarantors, each a "Case" and collectively, the "Cases"), each of the other financial institutions from time to time party hereto (the "Lenders") and ABN AMRO BANK N.V. ("ABN AMRO"), as administrative agent and collateral agent (in such capacity, the "Agent") for the Lenders. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Credit Agreement.

         WHEREAS, the Borrower has requested, and the Lenders, the Agent and the U.S. Guarantors have agreed, on terms and conditions set forth herein, to certain modifications of the Credit Agreement; and

         WHEREAS, from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement shall be amended, subject to and upon the terms and conditions set forth herein;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

         (a) Amendment of Section 1.01 of the Credit Agreement (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended by:

                  (i) deleting the date "November 21, 2002" where it appears in the definition of "Maturity Date" and inserting in its place the date "May 21, 2003"; and


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                  (ii) modifying the definition of "Commitment" by deleting
                  existing Annex A in its entirety and inserting in lieu thereof new Annex A, which is attached hereto.

         (b) Amendment of Section 6.04 of the Credit Agreement (Capital Expenditures). Section 6.04 of the Credit Agreement is hereby amended by inserting an "(a)" at the beginning of such Section and inserting the following new subsection at the end thereof:

                  "(b) Permit cumulative Capital Expenditures from December 1, 2002, through any of the dates set forth below to exceed the respective amounts set forth opposite such date:

                                                    Cumulative
                          Date                      Capital Expenditures
                          ----                      --------------------
                          December 31, 2002              2,000,000
                          January 31, 2003               4,000,000
                          February 28, 2003              6,000,000
                          March 31, 2003                 8,000,000
                          April 30, 2003                 9,000,000
                          May 31, 2003                  10,000,000".

         (c)      Amendment of Section 6.05 of the Credit Agreement (EBITDA).
                  Section 6.05 of the Credit Agreement is hereby amended by inserting the following additions at the end of the grid appearing therein:

                          "December 31,2002         45,500,000
                          January 31, 2003          45,500,000
                          February 28, 2003         45,500,000
                          March 31, 2003            45,500,000
                          April 30, 2003            45,500,000
                          May 31, 2003              45,500,000".

Section 2. Representation and Warranties. The Borrower and each of the U.S. Guarantors represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and Lenders that:

         (a) It has the corporate power and authority to execute, deliver and perform the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

         (b) No consent of any person (including, without limitation, shareholders or creditors of the Borrower or any U.S. Guarantor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment and the other instruments and documents contemplated hereby which has not been obtained;

         (c) Each of this Amendment and any other instruments and documents contemplated hereby has been duly executed and delivered by a duly authorized officer on behalf of such party, and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to bankruptcy, reorganization, insolvency moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

         (d) The execution, delivery and performance of this Amendment, and the other instruments and documents contemplated hereby will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party;

         (e) After giving effect to this Amendment, there does not exist any Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default; and

         (f) After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if such representations and warranties had been made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material aspects as of such earlier date).

Section 3. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Effective Date") upon which the following conditions have been satisfied in full or waived by the Agent in writing:

         (a) the Agent shall have received, in form and substance satisfactory to the Agent and its counsel, counterparts of this Amendment executed by the Borrower, the U.S. Guarantors, the Agent and the Lenders and such other approvals or documents as the Agent may reasonably request;

         (b) the Agent shall have received from the Borrower an amendment fee in the amount of $250,000 by wire transfer of immediately available fluids for the ratable benefit of the Lenders;

         (c) all representations and warranties contained in this Amendment shall be true and correct in all material respects;

         (d) no Event of Default or event which upon notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing;

         (e) the Agent shall have received a certified copy of an order of the Bankruptcy Court in form and substance satisfactory to the Agent, which order shall (i) authorize the execution and delivery of this Amendment by the Debtors and the performance of the obligations of the Debtors under this Amendment and the Credit Agreement, as amended, supplemented and modified hereby and (ii) be in full force and effect, shall not have been reversed, modified or amended and if such order is the subject of any pending appeal, no performance of any obligations of the Debtors hereunder or under the Credit Agreement, as amended, supplemented and modified hereby, shall have been stayed pending appeal; and

         (f) the Agent shall have received such other instruments, documents and assurances as the Agent or its counsel may reasonably request.

Section 4. Ratification; Waiver of Defenses; and Release.

         (a) The Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed. The Borrower and each U.S. Guarantor hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Agent and the Lenders in the aggregate amount of the

Obligations without defense, counterclaim or offset of any kind whatsoever; and
(ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and the Liens in the Collateral which were granted pursuant to the Loan Documents and otherwise.

         (b) This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Event of Default under the Credit Agreement, whether or not known to the Agent or the Lenders or (ii) to prejudice any other right or rights which the Agents or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Except to the extent hereby waived or modified, the Credit Agreement and each of the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

Section 5. References. All references to the "Credit Agreement", "thereunder", "thereof" or words of like import in the Credit Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time. This Amendment shall constitute a Loan Document.

Section 6. Counterparts. This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

Section 7. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY TUE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

Section 8. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. Acknowledgement by U.S. Guarantors. Each of the U.S. Guarantors hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Security and Pledge Agreement to which such U.S. Guarantor is a party and all of the Collateral, as the case may be, described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined in the Security and Pledge Agreement).

Section 10. Severability. If any provisions of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

Section 11. Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of the Borrower and the U.S. Guarantors contained herein shall survive the Termination Date and the indefeasible payment in full in cash or the Obligations.


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


Section 12. Miscellaneous. The parties hereto shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

Section 13. Headings. Section headings in this Amendment are included herein for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

Section 14. Entire Agreement. This Amendment contains the entire understanding between the parties hereto concerning the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto, relating to the subject matter of this Amendment, that are not fully expressed herein.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first written.


                                    BORROWER:

                                    THERMADYNE MFG. LLC


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    U.S. GUARANTORS:

                                    THERMADYNE HOLDINGS CORPORATION


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    THERMADYNE CAPITAL CORP.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    THERMADYNE INDUSTRIES, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    VICTORY EQUIPMENT COMPANY


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    THERMADYNE INTERNATIONAL CORP.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:

                                    THERMADYNE CYLINDER. CO.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    THERMAL DYNAMICS CORPORATION


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    C&G SYSTEMS HOLDING, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    MECO HOLDING COMPANY


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    TWECO PRODUCTS, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    TAG REALTY, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    VICTOR-COYNE INTERNATIONAL, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:

                                    VICTOR GAS SYSTEMS, CIN.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    STOODY COMPANY


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    THERMAL ARC, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    C&G SYSTEMS, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    MARISON CYLINDER COMPANY


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    WICHITA WAREHOUSE CORPORATION


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    COYNE NATURAL GAS SYSTEMS, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:

                                    MODERN ENGINEERING COMPANY, INC.


                                    By:    /s/ JAMES H. TATE
                                        ---------------------------------------
                                        Title:


                                    AGENT:

                                    ABN AMRO BANK N.V.
                                      AS AGENT AND AS LENDER


                                    By:    /s/ WILLIAM J. FITGERALD
                                        ---------------------------------------
                                        Title: WILLIAM J. FITZGERALD
                                               SENIOR VICE PRESIDENT


                                    By:    /s/ DAVID W. STACK
                                        ---------------------------------------
                                        Title: DAVID W. STACK
                                               VICE PRESIDENT

                                    AG CAPITAL FUNDING PARTNERS, L.P.,
                                    AS LENDER

                                    BY: ANGELO, GORDON & CO., L.P.,
                                        ITS INVESTMENT ADVISOR


                                    By:    /s/ (NAME ILLEGIBLE)
                                        ---------------------------------------
                                        Title:

                                    SILVER OAK CAPITAL, LLC,
                                    AS AGENT FOR FUNDS AND ACCOUNTS MANAGED BY
                                    ANGELO, GORDON & CO., L.P., AS LENDER


                                    By:    /s/ (NAME ILLEGIBLE)
                                        ---------------------------------------
                                        Title:

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION, AS LENDER


                                    By:    /s/ ROBERT M. KADLICK
                                        ---------------------------------------
                                        Title: Robert M. Kadlick
                                               Duly Authorized Signatory

                                    MIZUHO CORPORATE BANK, LTD., AS
                                    LENDER


                                    By:    /s/ NOEL P. PURCELL
                                        ---------------------------------------
                                        Name:  Noel P. Purcell
                                        Title: Senior Vice President

                                                                         ANNEX A
                                                             TO REVOLVING CREDIT
                                                          AND GUARANTY AGREEMENT

BANK                               COMMITMENT AMOUNT      COMMITMENT PERCENTAGE
----                               -----------------      ---------------------

ABN AMRO BANK N.V.                     $8,333,333.34               16.66666666%
10 East 53rd Street, 37th Floor
New York, New York 10022
Fax: 212-891-0650
Attn: William Fitzgerald

AG CAPITAL FUNDING                     $2,775,000.00                5.55000000%
PARTNERS, L.P.
245 Park Avenue, 26th Floor
New York, New York 10167
Fax: 212-867-1388
Attn: Brad Pattelli

SILVER OAK, CAPITAL LLC, as            $8,333,333.33               44.45000000%
agent for funds and accounts
managed by Angelo Gordon & Co.
L.P.
245 Park Avenue, 26th Floor
New York, New York 10167
Fax: 212-867-1388
Attn: Brad Pattelli

MIZUHO CORPORATE BANK,                 $8,333,333.33               16.66666667%
LTD.
1251 Avenue of the Americas
New York, New York 10020
Fax: 212-382-4490
Attn: Noel Purcell

GENERAL ELECTRIC CAPITAL               $8,333,333.33               16.66666667%
CORPORATION
60 Long Ridge Road
Stanford, Connecticut 06927
Fax: 203-316-7978
Attn: Amanda van Heyst

TOTAL                                    $50,000,000                       100%